SUPPLEMENT TO THE FIDELITY EXPORT AND MULTINATIONAL FUND
OCTOBER 25, 1999
PROSPECTUS

O   n January 20, 2000, the Board of Trustees of Fidelity Export and
Multinational Fund authorized the elimination of the fund's 3.00% front-end sales charge. Beginning January 31, 2000, purchases of shares of the fund will not be subject to a sales charge.

   In addition, on January 20, 2000, the Board of Trustees of Fidelity Export and Multinational Fund authorized the reduction of the fund's redemption fee period from 90 days to 30 days. Redemptions after January 31, 2000 of shares held less than 30 days will be subject to a redemption fee of 0.75% of the amount redeemed.

   The following information replaces the paragraph under the heading "Average Annual Returns" found in the "Performance" section on page 4.

   The returns in the following table include the effect of the fund's 3.00% maximum applicable front-end sales charge, which has been eliminated effective January 31, 2000.

   The following information replaces similar information found in the "Fee Table" section beginning on page 4.

   SHAREHOLDER FEES     (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on         None
purchases and reinvested
distributions

Deferred sales charge (load)   None
on redemptions

Redemption fee on shares held  0.75%
less than less than 30 days
(as a % of amount redeemed)

Annual account maintenance     $12.00
fee (for accounts under
$2,500)

The following information rep   laces similar information found in the
"Fee Table" section beginning on page 4.

1 year    $ 93

3 years   $ 290

5 years   $ 504

10 years  $ 1,120


   The following information replaces     the first four paragraphs
under the heading "Bu   ying Shares" found in the "Buying and Selling
Shares" section on page 10.

   The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

   Your shares will be bought at the next NAV calculated after your investment is received in proper form.

   The following information replaces the second paragraph     under
the heading    "Selling Shares" found in the "Buying and Selling
Shares"section on page 12.

   The fund will deduct a short-term trading fee of 0.75% from the redemption amount if you sell your shares after holding them less than 30 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

   The following information replaces similar information found under the heading "Features" in the "Account Features and Policies" section beginning on page 15.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                    PROCEDURES
Monthly                      (small solid bullet) To set
                             up, call 1-800-544-6666.

                             (small solid bullet) To make
                             changes, call Fidelity at
                             1-800-544-6666 at least
                             three business days prior to
                             your next scheduled
                             withdrawal date.

   The following information replaces similar information found under the heading "Policies" in the "Account Features and Policies" section on page 19.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

The following information replaces similar information found in the "Fund Management" section on page 21.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

The following information supplements similar information found in the "Fund Management" section on page 21.

(small solid bullet) Investments Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for the fund

The following information replaces similar information found in the "Fund Management" section on page 21.

FMR pays FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.

T   he following information replaces the "Fund Distribution" section beginning on page 22 in its entirety.

   FDC distributes the fund's shares.

No dealer, sales rep   resentative, or any other person has been
authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI
do     no   t constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.


SUPPLEMENT TO THE
FIDELITY EXPORT AND MULTINATIONAL FUND
A FUND OF FIDELITY UNION STREET TRUST
OCTOBER 25, 1999
STATEMENT OF ADDITIONAL INFORMATION

O   N JANUARY 20, 2000 THE BOARD OF TRUSTEES OF FIDELITY EXPORT AND
MULTINATIONAL FUND AUTHORIZED THE ELIMINATION OF THE FUND'S 3.00%
FRONT-END SALES CHARGE. BEGINNING JANUARY 31, 2000, PURCHASES OF
SHARES OF THE FUND WILL NOT BE SUBJECT TO A SALES CHARGE.

       IN ADDITION, ON JANUARY 20, 2000, THE BOARD OF TRUSTEES OF
FIDELITY EXPORT AND MULTINATIONAL FUND AUTHORIZED THE REDUCTION OF THE FUND'S REDEMPTION FEE PERIOD FROM 90 DAYS TO 30 DAYS. REDEMPTIONS
AFTER JANUARY 31, 2000 OF SHARES HELD LESS THAN 30 DAYS WILL BE
SUBJECT TO A REDEMPTION FEE OF 0.75% OF THE AMOUNT REDEEMED.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 13.

   In addition to average annual returns, the fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of the fund's short-term trading fee or the effect of the fund's small account fee. Excluding the fund's short-term trading fee or small account fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

   THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH ABOVE THE HEADING "HISTORICAL FUND RESULTS"IN THE "PERFORMANCE" SECTION BEGINNING ON PAGE 14.

The fund had a maximum front-end sales charge of 3.00% (eliminated effective January 31, 2000) which is included in the average annual and cumulative returns. Returns do not include the effect of the fund's 0.75% short-term trading fee, applicable to share held less than 90 days that were redeemed on or before January 31, 2000.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE"SECTION ON PAGE 14.

During the period from October 4, 1994 (commencement of operations) to August 31, 1999, a hypothetical $10,000 investment in Export and Multinational would have grown to $30,581, including the effect of the fund's maximum sales charge (eliminated effective January 31, 2000) and assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE
"PERFORMANCE"SECTION     ON PAGE 14.

Explanatory Notes: With an initial investment of $10,000 in the fund
on October 4, 1994, assuming the maximum sales charg   e had been in
effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,068. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $10 for dividends and $6,072 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% short-term trading fee applicable to shares held less than 90 days that were redeemed on or before January 31, 2000.

   THE FOLLOWING INFORMATION REPLACES THE"ADDITIONAL PURCHASE,
EXCHANGE AND REDEMPTION INFORMATION" SECTION BEGINNING ON PAGE 16 IN
ITS ENTIRETY.

   The fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing the fund's NAV, if FMR determines it is in the best interests of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

T   HE FOLLOWING INFORMATION REPLACES THE     SIMILAR INFORMATION
FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 17.

   *EDWARD C. JOHNSON 3d (69), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.; and a Director of FDC. Abigail Johnson, Vice President of Export and Multinational Fund, is Mr. Johnson's daughter.

   ABIGAIL P. JOHNSON (37), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 17.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

BA   RT A. GR    ENIER, (40), is Vice President of certain High-Income
Bond Funds (1997) and certain Equity Funds (1999). Mr. Grenier rejoined Fidelity in August 1997 from DDJ Capital Management, LLC, where he had served as Managing Director since April 1997. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst. Mr. Grenier served as a Director of High-Income Group Research and as Director of U.S. Equity Research from 1994 to March 1996. He later became Group Leader of the Income-Growth and Asset Allocation-Income Groups in 1996 and Assistant Equity Division Head in 1997.

   RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 17.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 17.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended August 31, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               Export and MultinationalB    Fund Complex*,A

Edward C. Johnson 3d**       $ 0                          $ 0

J. Gary Burkhead**           $ 0                          $ 0

Ralph F. Cox                 $ 129                        $ 223,500

Phyllis Burke Davis          $ 123                        $ 220,500

Robert M. Gates              $ 128                        $ 223,500

E. Bradley Jones****         $ 127                        $ 222,000

Donald J. Kirk               $ 129                        $ 226,500

Ned C. Lautenbach***         $ 0                          $ 0

Peter S. Lynch**             $ 0                          $ 0

William O. McCoy             $ 128                        $ 223,500

Gerald C. McDonough          $ 157                        $ 273,500

Marvin L. Mann               $ 128                        $ 220,500

Robert C. Pozen**            $ 0                          $ 0

Thomas R. Williams           $ 126                        $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund        and Mr. Burkhead are
compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE
"CONTROL OF INVESTMENT ADVISERS" SECTION BEGINNING ON PAGE 20.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity Investments Japan Ltd. (FIJ). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.

THE FOLLOWING INFORMATION REPLACES THE "GROUP FEE RATE" AND "EFFECTIVE ANNUAL FEE RATE" SCHEDULES FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 22.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%           $ 1 billion       .5200%

 3 - 6                .4900             50               .3823

 6 - 9                .4600             100              .3512

 9 - 12               .4300             150              .3371

 12 - 15              .4000             200              .3284

 15 - 18              .3850             250              .3219

 18 - 21              .3700             300              .3163

 21 - 24              .3600             350              .3113

 24 - 30              .3500             400              .3067

 30 - 36              .3450             450              .3024

 36 - 42              .3400             500              .2982

 42 - 48              .3350             550              .2942

 48 - 66              .3250             600              .2904

 66 - 84              .3200             650              .2870

 84 - 102             .3150             700              .2838

 102 - 138            .3100             750              .2809

 138 - 174            .3050             800              .2782

 174 - 210            .3000             850              .2756

 210 - 246            .2950             900              .2732

 246 - 282            .2900             950              .2710

 282 - 318            .2850             1,000            .2689

 318 - 354            .2800             1,050            .2669

 354 - 390            .2750             1,100            .2649

 390 - 426            .2700             1,150            .2631

 426 - 462            .2650             1,200            .2614

 462 - 498            .2600             1,250            .2597

 498 - 534            .2550             1,300            .2581

 534 - 587            .2500             1,350            .2566

 587 - 646            .2463             1,400            .2551

 646 - 711            .2426

 711 - 782            .2389

 782 - 860            .2352

 860 - 946            .2315

 946 - 1,041          .2278

 1,041 - 1,145        .2241

 1,145 - 1,260        .2204

 over - 1,260         .2167


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 21.

SUB-ADVISERS. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.

THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE
"MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 21.

On behalf of the fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 21.

For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services. For providing non-discretionary investment advice and research services, FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DISTRIBUTION SERVICES" SECTION BEGINNING ON PAGE 23.

   The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.